Statements of Net Assets Available for Benefits - EBP 95-3520374 001 [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Investments:
Investments at fair value (Note 4)	$ 29,913,857	$ 25,101,373
Investments at contract value (Note 3)	825,186	1,070,646
Total Investments	30,739,043	26,172,019
Notes receivable from participants	416,417	566,424
Net assets available for benefits	$ 31,155,460	$ 26,738,443